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Scudder Intermediate Government Trust

Semiannual Report

June 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	NYSE Symbol	CUSIP Number
Scudder Intermediate Government Trust	KGT	811163-104

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Performance Summary June 30, 2002

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.49%	8.12%	7.46%	6.75%	6.22%
Based on Market Price	3.20%	9.13%	7.32%	6.64%	5.13%

Net Asset Value and Market Price
	As of 6/30/02	As of 12/31/01
Net Asset Value	$7.32	$7.32
Market Price	$6.95	$6.97

Distribution Information
Six Months: Income Dividends	$.24
June Income Dividend	$.04
Current Annualized Distribution Rate (based on Net Asset Value)+	6.56%
Current Annualized Distribution Rate (based on Market Price)+	6.91%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on June 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.
a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Economic Overview

Dear Shareholder:

After bolting out of the gates even faster than anticipated earlier this year, the economy cooled a bit this spring.

The economic recovery we have been hoping for and expecting is still on track. Early indicators - i.e., those that come before a recovery is in full swing - are good. Workweeks are lengthening, companies are rehiring temporary workers, and businesses are ordering more capital goods. This suggests that a revival in business investment and improvements in the labor market - sure signs of a recovery - are not far off. We expect companies to start hiring and investing in equipment later this year and in 2003.

The Federal Reserve is unlikely to begin reversing last year's rate cuts until it is more confident in the sustainability of the economic expansion. At a minimum, they'll want to see more concrete signs of a revival in business investment, and much greater improvement in the labor markets. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. We see the funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to a more neutral level of roughly 4.50 percent by the end of 2003.

The economic recovery should drive a rebound in corporate profits, which would typically fuel the equity markets. However, we believe that equity markets have already factored this rebound in profits into stock prices - so a market recovery won't be huge. Still, recent sell-offs seem a bit overdone, and there is room for some rebound as the recovery solidifies. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

As the economic recovery solidifies and the Fed begins reversing last year's rate cuts - perhaps by late summer or early fall - interest rates across the yield curve will increase. Short- and intermediate-term rates will increase the most, although even longer-term rates will probably retrace a bit of their recent declines.

Economic Guideposts Data as of 6/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of June 20, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Scott Dolan discusses the Trust's performance and the recent bond market environment.

Q: How has the bond market performed over the last six months ended June 30, 2002?

A: The first six months of 2002 were positive for the U.S. bond market as a whole. Interest rates moved higher in the first few months of the year as economic data firmed and bond market participants began to anticipate a less accommodative Federal Reserve Board. Mortgage prepayment concerns ebbed, and investors shed Treasuries in favor of higher-yielding bond-market sectors. GNMA (Government National Mortgage Association) securities fared well during the period, with strong performance in January and February. Agency issues also provided investors with a greater degree of protection as spreads narrowed. In the second quarter, however, interest rates declined sharply in the face of uncertainty about the Fed's near-term monetary policy. In the second quarter alone, the yield on the two-year Treasury note fell almost a full percentage point (reflecting a strong gain in its price) as investors began to anticipate that the Fed would keep interest rates at their currently low levels for several more months. Also, growing concerns about accounting practices among some companies in the United States undermined confidence in the U.S. equity markets. These developments helped create a more favorable climate for high-quality fixed-income assets such as GNMA securities, collateralized mortgage obligations, agency debentures and Treasury securities.

Q: How did Scudder Intermediate Government Trust perform in this environment?

A: The Trust's total return of 3.20 percent based on changes in market value lagged the 3.78 percent return of its benchmark, the Lehman Brothers Government Bond Index1, for the six months ended June 30, 2002. Based on net asset value, the Trust's return for the six months ended June 30, 2002 was 3.49 percent.

1 The Lehman Brothers Government Bond Index is a market value weighted index of U.S. treasury and government securities (other than mortgage securities) with maturities of one year or more. Index returns assume reinvested dividends and, unlike Trust returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did Scudder Intermediate Government Trust's positioning change during the period?

A: The second quarter proved to be a strong one for GNMA securities. Historically, a downturn in interest rates has created an unfavorable climate for GNMAs as homeowners seek to take advantage of lower interest rates by refinancing their mortgages. However, thanks to investors' increased aversion to risk, these securities became more attractive and, thus, performed better than anticipated. During the period, the Trust's allocation to Treasuries was reduced in favor of collateralized mortgage obligations and agency debentures. We have added to these securities based on our belief that they are attractive on a risk/return basis, as they provide yield opportunities that are favorable in relation to those we could earn by investing in Treasuries.

Q: What is your outlook for the coming months?

A: We believe the second half of 2002 will present fixed-income investors with a new set of challenges. Confidence remains low in the corporate bond market, and investors are anticipating more revelations related to financial mismanagement at U.S. corporations. Although various economic measures, including retail and auto sales, as well as manufacturing, have been fairly strong, inflation has remained stable, giving the Federal Reserve Board little reason to raise interest rates. Therefore, the market is generally indicating that changes in short-term interest rates by the Fed remain unlikely for the rest of this year. And, given the still-unsettled corporate bond and stock markets, we believe high-quality fixed-income securities, including mortgage backed securities, agency debentures and Treasuries, should continue to be attractive vehicles for portfolio diversification.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2002

Portfolio Composition	6/30/02	12/31/01

FNMA/FHLMC	49%	27%
GNMA Securities	29%	37%
U.S. Treasury Obligations	18%	31%
Cash Equivalents	4%	5%
	100%	100%

Interest Rate Sensitivity	6/30/02	12/31/01

Average Maturity	7.3 years	6.4 years
Duration	4.0 years	4.5 years

Portfolio composition is subject to change.

For more complete details about the fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 17.6%
U.S. Treasury Bond:
6.25%, 5/15/2030	13,100,000	14,190,470
11.25%, 2/15/2015	5,250,000	8,156,369
12.0%, 8/15/2013 (d)	8,500,000	11,884,394
U.S. Treasury Note:
3.5%, 11/15/2006	9,000,000	8,839,692
4.875%, 2/15/2012	2,175,000	2,183,156
Total U.S. Treasury Obligations (Cost $44,811,775)		45,254,081

U.S. Government Agency Pass-Thrus 17.3%
Federal Home Loan Mortgage Corp.:
6.25%, 7/15/2032	4,700,000	4,725,357
7.0% with various maturities until 4/1/2032	6,918,041	7,173,465
7.5%, 11/1/2030	23,780	24,993
8.5% with various maturities until 7/1/2030	109,392	116,718
10.25%, 3/1/2016	777,327	856,268
Federal National Mortgage Association:
5.5%, 4/1/2016	830,817	832,736
6.0% with various maturities until 7/1/2017	7,645,225	7,808,826
6.5% with various maturities until 2/1/2032	17,277,401	17,777,144
7.0% with various maturities until 1/1/2032	636,304	660,064
7.5% with various maturities until 8/25/2041	4,370,738	4,636,782
8.0%, 8/1/2030	10,654	11,314
8.5% with various maturities until 9/1/2030	45,953	49,104
Total U.S. Government Agency Pass-Thrus (Cost $44,137,283)		44,672,771

Collateralized Mortgage Obligations 14.1%
Federal Home Loan Mortgage Corp:
Series 2441, 6.5%, 2/15/2027	20,000,000	20,597,948
Series 2430, 6.5%, 12/15/2029	11,000,000	11,354,229
Series T-42, 9.5%, 2/25/2042	4,000,000	4,405,355
Total Collateralized Mortgage Obligations (Cost $36,333,877)		36,357,532
	Principal Amount ($)	Value ($)
Government National Mortgage Association 28.5%
Government National Mortgage Association:
5.5% with various maturities until 2/15/2029	9,155,941	8,919,212
6.0% with various maturities until 10/15/2031	4,759,070	4,779,065
6.5% with various maturities until 7/1/2032 (c)	17,161,697	17,578,971
7.0% with various maturities until 7/1/2032 (c)	19,271,067	19,993,187
7.5% with various maturities until 12/15/2031	9,176,262	9,706,863
8.0% with various maturities until 3/15/2031	11,097,756	11,819,072
8.5% with various maturities until 5/15/2031	362,434	387,987
9.0% with various maturities until 8/15/2022	190,792	210,475
Total Government National Mortgage Association (Cost $72,223,770)		73,394,832

U.S. Agency Obligations 18.2%
Federal National Mortgage Association:
5.25%, 4/15/2007	10,500,000	10,886,505
5.5%, 2/15/2006	13,100,000	13,753,520
6.125%, 3/15/2012	7,800,000	8,254,186
7.25%, 1/15/2010	12,300,000	13,941,201
Total U.S. Agency Obligations (Cost $46,310,423)		46,835,412

Cash Equivalents 4.3%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $11,057,574)	11,057,574	11,057,574
Total Investment Portfolio - 100.0% (Cost $254,874,702) (a)		257,572,202

(a) The cost for federal income tax purposes was $254,984,479. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $2,587,723. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,700,308 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $112,585.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery securities included.
(d) At June 30, 2002, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At June 30, 2002, open futures contracts sold were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
10 Year U.S. Treasury Note	9/19/2002	64	6,767,225	6,863,000
Total unrealized appreciation (depreciation) on open futures contracts sold				(95,775)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $254,874,702)	$ 257,572,202
Receivable for investments sold	11,433,674
Receivable for when-issued and forward delivery securities	11,212,969
Interest receivable	2,623,475
Receivable for daily variation margin on open future contracts	6,000
Total assets	282,848,320
Liabilities
Payable for investments purchased	4,883,851
Payable for when-issued and forward delivery securities	28,737,533
Accrued management fee	156,981
Other accrued expenses and payables	96,356
Total liabilities	33,874,721
Net assets, at value	$ 248,973,599
Net Assets
Net assets consist of: Distributions in excess of net investment income	(2,695,530)
Net unrealized appreciation (depreciation) on: Investments	2,697,500
Forward delivery securities	(36,127)
Futures	(95,775)
Accumulated net realized gain (loss)	(21,460,260)
Paid-in capital	270,563,791
Net assets, at value	$ 248,973,599
Net Asset Value
Net asset value per share ($248,973,599 / 33,996,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.32

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 6,604,296
Expenses: Management fee	982,151
Services to shareholders	37,734
Custodian fees	9,423
Auditing	19,766
Legal	6,170
Trustees' fees and expenses	14,800
Reports to shareholders	31,241
Other	39,464
Total expenses, before expense reductions	1,140,749
Expense reductions	(4)
Total expenses, after expense reductions	1,140,745
Net investment income	5,463,551
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,269,936)
Futures	(177,542)
(2,447,478)
Net unrealized appreciation (depreciation) during the period on: Investments	5,503,927
Forward delivery securities	(20,090)
Futures	(95,775)
5,388,062
Net gain (loss) on investment transactions	2,940,584
Net increase (decrease) in net assets resulting from operations	$ 8,404,135

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 5,463,551	$ 12,213,563
Net realized gain (loss) on investment transactions	(2,447,478)	10,216,082
Net unrealized appreciation (depreciation) on investment transactions during the period	5,388,062	(5,947,711)
Net increase (decrease) in net assets resulting from operations	8,404,135	16,481,934
Distributions to shareholders from: Net investment income	(8,159,081)	(16,657,040)
Increase (decrease) in net assets	245,054	(175,106)
Net assets at beginning of period	248,728,545	248,903,651
Net assets at end of period (including distributions in excess of net investment income of $2,695,530 at June 30, 2002)	$ 248,973,599	$ 248,728,545
Other Information
Shares outstanding at beginning of period	33,996,171	33,996,171
Shares outstanding at end of period	33,996,171	33,996,171

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[d]	2000	1999	1998	1997
Per share operating performance
Net asset value, beginning of period	$ 7.32	$ 7.32	$ 7.14	$ 7.85	$ 7.86	$ 7.90
Income (loss) from investment operations:
Net investment income	.16[b]	.36[b]	.43[b]	.42[b]	.52	.58
Net realized and unrealized gain (loss) on investment transactions	.08	.13	.29	(.55)	.07	.04
Total from investment operations	.24	.49	.72	(.13)	.59	.62
Less distributions from: Net investment income	(.24)	(.49)	(.54)	(.43)	(.56)	(.59)
Tax return of capital	-	-	-	(.15)	(.04)	(.07)
Total distributions	(.24)	(.49)	(.54)	(.58)	(.60)	(.66)
Net asset value, end of period	$ 7.32	$ 7.32	$ 7.32	$ 7.14	$ 7.85	$ 7.86
Market value, end of period	$ 6.95	$ 6.97	$ 6.81	$ 6.44	$ 7.56	$ 7.56
Total Return
Based on net asset value (%)[c]	3.49**	7.25	11.32	(1.29)	7.80	8.18
Based on market value (%)[c]	3.20**	9.73	14.91	(7.61)	8.13	15.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	249	249	249	243	267	267
Ratio of expenses before expense reductions (%)	.93*	.91	.93	.98	.91	.95
Ratio of expenses after expense reductions (%)	.93*	.91	.92	.98	.91	.95
Ratio of net investment income (%)	4.45*	4.88	6.08	5.64	6.68	7.44
Portfolio turnover rate (%)	331*	523	729	821	422	351
[a] For the six months ended June 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[d] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions prior to January 1, 2000 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 5.33% to 4.88%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Intermediate Government Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

As of December 31, 2001 the Fund had a net tax basis capital loss carryforward of approximately $18,578,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2004 ($6,375,000) and December 31, 2007 ($12,203,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $146,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to post-October losses, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (18,578,000)
Unrealized appreciation (depreciation) on investments	$ (3,095,455)

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 16,657,040

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2002, purchases and sales of investment securities (excluding short-term instruments, U.S. treasury securities and mortgage dollar roll transactions) aggregated $299,748,796 and $264,925,183, respectively. Purchases and sales of U.S. treasury securities aggregated $95,222,650 and $135,100,498, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $3,888,125 and $3,880,000, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.80% of average weekly net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $11,723, of which $3,879 is unpaid at June 30, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investment in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended June 30, 2002, totaled $99,981 and are reflected as interest income on the statement of operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended June 30, 2002, the Fund's custodian fees were reduced by $4 under this arrangement.

E. Line of credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Scudder Intermediate Government Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph D for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distribution."

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-6066
1-800-294-4366

E. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

F. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

G. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

H. Service Charges

There is no service charge by Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraph L hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

I. Transfer of Shares Held by Agent

Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

J. Shares not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

K. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

L. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph K hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

M. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

N. Amendment of the Plan

Effective June 1, 2002 the Plan for the fund has been amended to provide that UMB will act as the Plan Agent for each shareholder of the fund who participates in the Plan. Scudder Investments Service Company, the fund's Transfer Agent, will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Intermediate Government Trust (the "fund") was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect twelve Trustees to the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	26,397,205	942,786
Lewis A. Burnham	26,394,650	945,341
Mark S. Casady	26,404,101	935,890
Linda C. Coughlin	26,394,842	945,149
Donald L. Dunaway	26,403,185	936,806
James R. Edgar	26,384,059	955,932
Robert B. Hoffman	26,406,899	933,092
Shirley D. Peterson	26,387,915	952,076
Fred B. Renwick	26,371,212	968,779
William P. Sommers	26,410,128	929,863
William F. Glavin	26,415,247	924,744
John G. Weithers	26,413,106	926,885

2. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
25,917,652	903,454	525,557

3. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the current fiscal year.

Affirmative	Against	Abstain
26,702,859	325,294	318,510

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219557 Kansas City, MO 64121 (800) 294-4366
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02109
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Shareholder Information

Deutsche Investment Management Americas Inc.

Web information available at cef.scudder.com (800) 349-4281

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes